UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C., 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 22, 2009

Commission File No. 333-132127

PRO TRAVEL NETWORK, INC.
(Exact name of small business issuer as specified in its charter)

Nevada	68-0571584
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

516 W. Shaw Avenue # 103, Fresno, CA 93704

(Address of principal executive offices)

(559) 224-6000

 (Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4© under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On May 22, 2009, the Company filed an amendment to its Articles of Incorporation changing its name to PTN, Inc. and on May 28, 2009 issued a related press release.

Item 9.01. Financial Statements and Exhibits.

3.1  Amendment to Articles of Incorporation

99.1 Press Release

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRO TRAVEL NETWORK, INC.

By:	/s/ Paul Henderson
Name: Paul Henderson
Title: Chief Executive Officer and President
Date: May 28, 2009